Annual Report


DECEMBER 31, 1999

MUTUAL FINANCIAL SERVICES FUND




[FRANKLIN TEMPLETON LOGO]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.




[PHOTO]

RAYMOND GAREA
Portfolio Manager, Mutual Financial Services Fund

PETER A. LANGERMAN
Chief Executive Officer
Franklin Mutual Advisers, LLC

ROBERT L. FRIEDMAN
Chief Investment Officer
Franklin Mutual Advisers, LLC

SHAREHOLDER LETTER



--------------------------------------------------------------------------------
Your Fund's Goal: Mutual Financial Services Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in common and preferred stocks, bonds, and convertible securities issued by companies in the financial services industry. The fund normally will have at least 65% of its assets invested in the securities of issuers such as banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, sub-prime lending institutions, investment advisors, and insurance companies.
--------------------------------------------------------------------------------



Dear Shareholder:

This annual report for Mutual Financial Services Fund covers the 12 months ended December 31, 1999. During the year under review, the U.S. economy exhibited stronger-than-expected growth in a low-inflation environment. Global economies generally followed suit, and in a broad-based rally, stock markets around the world sprang back to life. In a pre-emptive attempt to prevent inflation, the Federal Reserve Board (the Fed) raised short-term interest rates three times, creating a wild ride for much of the financial services sector, especially in the last half of the year.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 14 of this report.



CONTENTS


Shareholder Letter ........................................    1

Performance Summary .......................................    6

Financial Highlights &
Statement of Investments ..................................   10

Financial Statements ......................................   17

Notes to Financial Statements .............................   21

Independent Auditors' Report ..............................   28

Tax Designation ...........................................   29



[FUND CATEGORY
PYRAMID GRAPHIC]

[PIE CHART OF PORTFOLIO BREAKDOWN]
Based on Total Net Assets
12/31/99

Equities                                88.6%
Bonds                                    1.4%
Government Agencies & Other Net Assets  10.0%

Stock prices of financial services companies experienced unprecedented divergence during the reporting period. Brokerage stocks soared throughout the year, following dismal performance in the third quarter of 1998. And money center banks, with significant capital markets and investment banking operations, also performed well. At the other end of the spectrum were the U.S. regional banks. Nineteen ninety-nine proved to be the third worst year of stock performance for banks in the past 40 years, and the worst year for financial companies since 1994, when the Federal Reserve last raised interest rates significantly.

Within this environment, Mutual Financial Services-Class Z performed relatively well. As shown in the Performance Summary on page 6, the fund provided a 4.78% one-year cumulative total return, significantly outperforming the Keefe, Bruyette & Woods 50 Total Return Index (KBW 50), which posted a return of -3.5%. The KBW 50 is comprised of the 50 largest U.S. banking companies. According to KBW, insurance company stocks dropped 7.1% while finance company stocks fell 11.3% during 1999 as well. We also track the fund's performance against a universe of 18 financial services funds whose median performance for the year was -3.79%.(1) The broad-based Standard & Poor's(R) 500 Composite Index (S&P 500(R)), which is heavily-weighted with non-financial services issues, returned 21.04%.(2)



1. Source: Keefe, Bruyette & Woods, Inc.

2. Source: Standard & Poor's Micropal. The S&P 500 Composite Index consists of 500 domestic stocks, consisting of four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as a standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not composed of the 500 largest companies on the New York Stock Exchange. Indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index.

The fund's strong performance relative to financial sector indexes was due primarily to a number of takeovers in the first part of the year, a substantial number of holdings that held up well during the third quarter, and our sizeable cash position during the third quarter (which ranged between 10% and 12% of total net assets). We reduced our exposure to banks, investing much of the proceeds in finance and insurance companies. For example, we significantly pared our holdings of Bank One Corp. because we felt the company's risk level had increased substantially, and the potential return wasn't as great as we originally thought. We reduced our stake in Banca Nazionale del Lavoro SpA after its stock appreciated to a valuation we believed was inappropriate; we sold our First Union Corp. stock because we lost confidence in the bank's management and the overall outlook for the company; and we took profits in our Chittenden Corp. position after it appreciated nicely.

Reductions such as these made room for some new issues, mostly small-cap companies offering what we believed to be sound values. Among the significant additions to the portfolio was Bay View Capital Corp., a regional banking and finance company experiencing strong growth. We also added Finova Group Inc. and Heller Financial Inc., both of which offer commercial financing and related services to small and mid-sized businesses. Because their valuations seemed excessively high, we found it difficult to identify attractive investments in European financials, and did not increase the fund's exposure to the region. We probably won't unless valuations there improve markedly.

Although we are cognizant of the market's treatment of financial services companies during periods of rising interest rates, we will continue to look for compelling opportunities in the sector.



TOP 10 HOLDINGS
12/31/99


COMPANY,                                                              % OF TOTAL
INDUSTRY, COUNTRY                                                     NET ASSETS
--------------------------------------------------------------------------------
U.S. Bancorp,                                                               5.9%
Banking, United States

Pacific Bank NA,                                                            5.4%
Banking, United States

United Asset
Management Corp.,                                                           3.6%
Financial Services,
United States

Greenpoint Financial Corp.,                                                 3.5%
Financial Services,
United States

Commercial Federal Corp.,                                                   3.1%
Financial Services,
United States

Superior Financial Corp.,                                                   3.0%
Financial Services,
United States

State National Bancshares Inc.,                                             2.8%
Banking, United States

Sovereign Bancorp Inc.,                                                     2.8%
Banking, United States

Metris Companies Inc.,                                                      2.7%
Financial Services,
United States

Bay View Capital Corp.,                                                     2.3%
Financial Services,
United States

When the Fed stopped raising rates in 1995, the KBW Bank Index soared 53% for the year. Although we don't expect such dramatic appreciation this year, we believe financial company valuations are attractive today, both relative to overall equity markets and on an absolute basis. Absent a recession, we think financial stocks will prove to be strong market performers during 2000 for a number of reasons.

First, financials today offer excellent value. Second, with the passage of the HR10 Financial Services Modernization Act which negates previous legislation prohibiting banks and insurance companies from engaging in commercial and investment-banking activities, the stage has been set for consolidation across industries. We expect life insurance companies (particularly those with strong positions in the annuity market) to be acquired, and we own several of the most likely targets. Third, we believe fears about interest rates have rendered thrifts, housing finance stocks and finance companies incredibly cheap, with low downside risk. Approximately 10% of the fund's assets are invested in these companies, and we anticipate increasing our weighting in this segment. Fourth, we believe the stock market is underestimating the e-commerce potential of financial services firms like Chase Manhattan Corp. and Zions Bancorp, which have extremely valuable e-commerce subsidiaries and investments whose value is yet to be realized or factored into their stock prices. Finally, the combination of rising interest rates, Y2K fears, skyrocketing technology stocks and the perceived threats of Internet banking have caused investors in financial stocks to head, willy-nilly, for the exits. As of the close of the reporting period, investor sentiment concerning these stocks was extremely negative, and it's hard to envision, how, absent a recession, this psychology could get much worse. As contrarians, we therefore expect sizeable outperformance from the financial sector during the months ahead.

As always, we appreciate your participation in Mutual Financial Services Fund, and welcome your comments and suggestions, either through regular mail or by e-mail at mutualseries@frk.com.

Sincerely,


/s/ Raymond Garea


Raymond Garea
Portfolio Manager





It is important to remember that the fund may invest in lower-rated "junk bonds," which entail higher credit risks, as well as in foreign securities involving risks such as political uncertainty or fluctuations in foreign exchange rates in areas where the fund invests. The fund generally expects to hedge against currency risk where feasible and to the extent possible. The fund's value-oriented strategy may include investments in companies involved in mergers, reorganizations, restructurings or liquidations.

It is also important to note that stocks offer the potential for long-term gains but can be subject to short-term up and down price movements. Securities of companies involved in mergers, liquidations and reorganizations, and distressed/bankruptcy investments, involve higher credit risks. These and other risks are discussed in the prospectus, which you should review before making an investment decision.

This discussion reflects our views, opinions and portfolio holdings as of December 31, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and the fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.

ONE-YEAR PERFORMANCE SUMMARY
AS OF 12/31/99

One-year total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.



CLASS Z
One-Year Total Return              4.78%
Net Asset Value (NAV)              (12/31/99) $13.05             (12/31/98) $12.85
Change in NAV                      +$0.20
Distributions (1/1/99-12/31/99)    Dividend Income               $0.1912
                                   Short-Term Capital Gain       $0.2195
                                   -----------------------       -------
                                   Total                         $0.4107



CLASS A
One-Year Total Return              4.35%
Net Asset Value (NAV)              (12/31/99) $13.07             (12/31/98) $12.87
Change in NAV                      +$0.20
Distributions (1/1/99-12/31/99)    Dividend Income               $0.1380
                                   Short-Term Capital Gain       $0.2195
                                   -----------------------       -------
                                   Total                         $0.3575




CLASS B
One-Year Total Return              3.69%
Net Asset Value (NAV)              (12/31/99) $13.00             (1/1/99) $12.87
Change in NAV                      +$0.13
Distributions (1/1/99-12/31/99)    Dividend Income               $0.1228
                                   Short-Term Capital Gain       $0.2195
                                   -----------------------       -------
                                   Total                         $0.3423




CLASS C
One-Year Total Return              3.75%
Net Asset Value (NAV)              (12/31/99) $13.05             (12/31/98) $12.83
Change in NAV                      +$0.22
Distributions (1/1/99-12/31/99)    Dividend Income               $0.0397
                                   Short-Term Capital Gain       $0.2195
                                   -----------------------       -------
                                   Total                         $0.2592




--------------------------------------------------------------------------------
CLASS Z: No initial sales charge or Rule 12b-1 fees and are available only to certain investors, as described in the prospectus.

CLASS A (formerly Class I): Subject to the current, maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C (formerly Class II): Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

For all share classes, the fund's manager has agreed in advance to waive a portion of its management fees, which increases total return to shareholders. If the manager had not taken this action, the fund's total returns would have been lower.
--------------------------------------------------------------------------------





Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF QUARTER ENDED 12/31/99


                                                                       INCEPTION
CLASS Z                                                1-YEAR          (8/19/97)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                              4.78%             39.04%

Average Annual Total Return(2)                          4.78%             14.95%

Value of $10,000 Investment(3)                       $10,478            $13,904



                                                                       INCEPTION
CLASS A                                                1-YEAR          (8/19/97)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                              4.35%             38.14%
Average Annual Total Return(2)                         -1.68%             11.79%

Value of $10,000 Investment(3)                        $9,832            $13,019



                                                                       INCEPTION
CLASS B                                                1-YEAR           (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                               3.69%             3.69%

Average Annual Total Return(2)                          -0.31%            -0.31%

Value of $10,000 Investment(3)                         $9,969            $9,969



                                                                       INCEPTION
CLASS C                                                 1-YEAR         (8/19/97)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                3.75%           36.06%

Average Annual Total Return(2)                            1.72%           13.41%

Value of $10,000 Investment(3)                         $10,172          $13,471




1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.



--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic, and political climates of countries where the fund invests. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see the fund's "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.



Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

8

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged indexes differ from the fund in composition, do not pay management fees or expenses and include reinvested dividends. One cannot invest directly in an index. Beginning with this report, results for the Standard & Poor's 500 Composite Index have been provided in order to show a broad market comparison to the fund's performance. Future reports will include performance information for both the KBW 50 Total Return Index and the S&P 500 Composite Index.




AVERAGE ANNUAL TOTAL RETURN
12/31/99

CLASS Z
------------------------------------
1-Year                         4.78%

Since Inception (8/19/97)     14.95%


[CLASS Z LINE GRAPH]

This graph compares the performance of Mutual Financial Services Fund - Class Z, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 and KBW 50 Total Return Indexes from 8/19/97 - 12/31/99.

                MUTUAL FINANCIAL                  KBW 50 TOTAL
DATE         SERVICES FUND - CLASS Z    S&P 500   RETURN INDEX
----         -----------------------    -------   ------------
08/19/1997          $10,000             $10,000     $10,000
09/30/1997          $11,270             $10,319     $10,541
12/31/1997          $12,402             $10,615     $11,156
03/31/1998          $14,553             $12,096     $12,430
06/30/1998          $14,442             $12,495     $12,454
09/30/1998          $11,879             $11,252     $ 9,793
12/31/1998          $13,281             $13,649     $12,079
03/31/1999          $13,291             $14,328     $12,446
06/30/1999          $14,965             $15,338     $13,304
09/30/1999          $13,937             $14,381     $11,314
12/31/1999          $13,904             $16,521     $11,659

AVERAGE ANNUAL TOTAL RETURN
12/31/99

CLASS A
-------------------------------------
1-Year                         -1.68%

Since Inception (8/19/97)      11.79%



[CLASS A LINE GRAPH]

This graph compares the performance of Mutual Financial Services Fund - Class A, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 and KBW 50 Total Return Indexes from 8/19/97 - 12/31/99.

                MUTUAL FINANCIAL                  KBW 50 TOTAL
DATE         SERVICES FUND - CLASS A    S&P 500   RETURN INDEX
----         -----------------------    -------   ------------
08/19/1997          $ 9,425             $10,000     $10,000
09/30/1997          $10,622             $10,319     $10,541
12/31/1997          $11,681             $10,615     $11,156
03/31/1998          $13,716             $12,096     $12,430
06/30/1998          $13,593             $12,495     $12,454
09/30/1998          $11,173             $11,252     $ 9,793
12/31/1998          $12,476             $13,649     $12,079
03/31/1999          $12,476             $14,328     $12,446
06/30/1999          $14,035             $15,338     $13,304
09/30/1999          $13,061             $14,381     $11,314
12/31/1999          $13,019             $16,521     $11,659

Past performance does not guarantee future results.

[CLASS B LINE GRAPH]

This graph compares the performance of Mutual Financial Services Fund - Class B, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 and KBW Total Return Indexes from 1/1/99 - 12/31/99.

                MUTUAL FINANCIAL                  KBW 50 TOTAL
DATE         SERVICES FUND - CLASS B    S&P 500   RETURN INDEX
----         -----------------------    -------   ------------
01/01/1999          $10,000             $10,000     $10,000
03/31/1999          $ 9,984             $10,498     $10,304
06/30/1999          $11,215             $11,238     $11,015
09/30/1999          $10,419             $10,537     $ 9,367
12/31/1999          $ 9,969             $12,105     $ 9,653



AVERAGE ANNUAL TOTAL RETURN
12/31/99

CLASS B
------------------------------------------
1-Year                             -0.31%

Since Inception (1/1/99)           -0.31%




[CLASS C LINE GRAPH]

This graph compares the performance of Mutual Financial Services Fund - Class C, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 and KBW 50 Total Return Indexes from 8/19/97 - 12/31/99.

                MUTUAL FINANCIAL                  KBW 50 TOTAL
DATE         SERVICES FUND - CLASS C    S&P 500   RETURN INDEX
----         -----------------------    -------   ------------
08/19/1997          $ 9,901             $10,000     $10,000
09/30/1997          $11,158             $10,319     $10,541
12/31/1997          $12,245             $10,615     $11,156
03/31/1998          $14,340             $12,096     $12,430
06/30/1998          $14,200             $12,495     $12,454
09/30/1998          $11,655             $11,252     $ 9,793
12/31/1998          $12,994             $13,649     $12,079
03/31/1999          $12,974             $14,328     $12,446
06/30/1999          $14,577             $15,338     $13,304
09/30/1999          $13,533             $14,381     $11,314
12/31/1999          $13,471             $16,521     $11,659

AVERAGE ANNUAL TOTAL RETURN
12/31/99

CLASS C
-----------------------------------------
1-Year                              1.72%

Since Inception (8/19/97)          13.41%






*Source: Standard and Poor's(R) Micropal.

** Source: Keefe, Bruyette & Woods, Inc. Introduced a few years ago, the KBW 50 is a market capitalization-weighted index used by investors to assess performance and by banking companies to compare their own stock market and total return performance against an industry peer group. When substitutions in the KBW 50 occur, they usually result from merger or failure. Change in value measures price appreciation only and includes reinvested dividends.




Past performance does not guarantee future results.

MUTUAL FINANCIAL SERVICES FUND
Financial Highlights

                                                                            CLASS Z
                                                                -------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                                                -------------------------------
                                                                1999++      1998++      1997+
                                                                -------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................     $12.85      $12.27      $10.00
                                                                -------------------------------
Income from investment operations:
 Net investment income......................................        .16         .24         .04
 Net realized and unrealized gains..........................        .45         .64        2.35
                                                                -------------------------------
Total from investment operations............................        .61         .88        2.39
                                                                -------------------------------
Less distributions from:
 Net investment income......................................       (.19)       (.19)       (.03)
 Net realized gains.........................................       (.22)       (.11)       (.09)
                                                                -------------------------------
Total distributions.........................................       (.41)       (.30)       (.12)
                                                                -------------------------------
Net asset value, end of year................................     $13.05      $12.85      $12.27
                                                                ===============================
Total Return*...............................................      4.78%       7.08%      23.92%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $76,916    $143,132    $136,350
Ratios to average net assets:
 Expenses(a)................................................      1.07%       1.01%       1.00%**
 Expenses, excluding waiver and payments by affiliate(a)....      1.20%       1.10%       1.62%**
 Net investment income......................................      1.17%       1.76%       1.37%**
Portfolio turnover rate.....................................     81.81%     136.76%      42.26%

(a)Excluding dividend expense on securities sold short, the
ratios of expenses and expenses,
 excluding waiver and payments by affiliate to average net
assets would have been:
 Expenses...................................................      1.05%       1.00%       1.00%**
 Expenses, excluding waiver and payments by affiliate.......      1.18%       1.09%       1.62%**

*Total return is not annualized.
**Annualized.
+For the period August 19, 1997 (commencement of operations) to December 31,
1997.
++Based on average weighted shares outstanding.
 10

MUTUAL FINANCIAL SERVICES FUND
Financial Highlights (continued)

                                                                            CLASS A
                                                                -------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                                                -------------------------------
                                                                 1999++       1998       1997+
                                                                -------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $12.87      $12.27     $10.00
                                                                -------------------------------
Income from investment operations:
 Net investment income......................................         .11         .17        .03
 Net realized and unrealized gains..........................         .45         .69       2.35
                                                                -------------------------------
Total from investment operations............................         .56         .86       2.38
                                                                -------------------------------
Less distributions from:
 Net investment income......................................        (.14)       (.15)      (.02)
 Net realized gains.........................................        (.22)       (.11)      (.09)
                                                                -------------------------------
Total distributions.........................................        (.36)       (.26)      (.11)
                                                                -------------------------------
Net asset value, end of year................................      $13.07      $12.87     $12.27
                                                                ===============================
Total Return*...............................................       4.35%       6.90%     23.83%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $107,935    $164,989    $78,249
Ratios to average net assets:
 Expenses(a)................................................       1.42%       1.36%      1.35%**
 Expenses, excluding waiver and payments by affiliate(a)....       1.55%       1.45%      1.97%**
 Net investment income......................................        .82%       1.42%      1.02%**
Portfolio turnover rate.....................................      81.81%     136.76%     42.26%

(a)Excluding dividend expense on securities sold short, the
   ratios of expenses and expenses, excluding waiver and
   payments by affiliate to average net assets would have
   been:
 Expenses...................................................       1.40%       1.35%      1.35%**
 Expenses, excluding waiver and payments by affiliate.......       1.53%       1.44%      1.97%**

*Total return does not reflect sales commisions and is not annualized. **Annualized.
+For the period August 19, 1997 (commencement of operations) to December 31,
1997.
++Based on average weighted shares outstanding.

MUTUAL FINANCIAL SERVICES FUND
Financial Highlights (continued)

                                                                     CLASS B
                                                                ------------------
                                                                    YEAR ENDED
                                                                DECEMBER 31, 1999+
                                                                ------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................          $12.87
                                                                     -------
Income from investment operations:
 Net investment income......................................             .03
 Net realized and unrealized gains..........................             .44
                                                                     -------
Total from investment operations............................             .47
                                                                     -------
Less distributions from:
 Net investment income......................................            (.12)
 Net realized gains.........................................            (.22)
                                                                     -------
Total distributions.........................................            (.34)
                                                                     -------
Net asset value, end of year................................          $13.00
                                                                     =======
Total Return*...............................................           3.69%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................          $1,065
Ratios to average net assets:
 Expenses(a)................................................           2.08%
 Expenses, excluding waiver and payments by affiliate(a)....           2.21%
 Net investment income......................................            .19%
Portfolio turnover rate.....................................          81.81%

(a)Excluding dividend expense on securities sold short, the
ratios of expenses and expenses, excluding waiver and
 payments by affiliate to average net assets would have
been:
 Expenses...................................................           2.06%
 Expenses, excluding waiver and payments by affiliate.......           2.19%

*Total return does not reflect the contingent deferred sales charge and is not annualized.
+Effective date of Class B shares was January 1, 1999. Based on average weighted shares outstanding.
 12

MUTUAL FINANCIAL SERVICES FUND
Financial Highlights (continued)

                                                                              CLASS C
                                                                ------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                                ------------------------------------
                                                                1999++          1998          1997+
                                                                ------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................     $12.83         $12.26        $10.00
                                                                ------------------------------------
Income from investment operations:
 Net investment income......................................        .02            .08           .01
 Net realized and unrealized gains..........................        .46            .68          2.35
                                                                ------------------------------------
Total from investment operations............................        .48            .76          2.36
                                                                ------------------------------------
Less distributions from:
 Net investment income......................................       (.04)          (.08)         (.01)
 Net realized gains.........................................       (.22)          (.11)         (.09)
                                                                ------------------------------------
Total distributions.........................................       (.26)          (.19)         (.10)
                                                                ------------------------------------
Net asset value, end of year................................     $13.05         $12.83        $12.26
                                                                ====================================
Total Return*...............................................      3.75%          6.13%        23.57%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $88,773       $127,717       $43,207
Ratios to average net assets:
 Expenses(a)................................................      2.06%          2.01%         2.00%**
 Expenses, excluding waiver and payments by affiliate(a)....      2.19%          2.10%         2.62%**
 Net investment income......................................       .18%           .77%          .37%**
Portfolio turnover rate.....................................     81.81%        136.76%        42.26%

(a)Excluding dividend expense on securities sold short, the
   ratios of expenses and expenses, excluding waiver and
   payments by affiliate to average net assets would have
   been:
 Expenses...................................................      2.04%          2.00%         2.00%**
 Expenses, excluding waiver and payments by affiliate.......      2.17%          2.09%         2.62%**

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period August 19, 1997 (commencement of operations) to December 31,
1997.
++Based on average weighted shares outstanding.
                       See Notes to Financial Statements.

MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                                                   COUNTRY           SHARES           VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS 88.9%
BANKING 39.8%
*Banca Nazionale del Lavoro SpA.............................        Italy              900,000     $  2,990,033
Banco Latinoamericano de Exportaciones SA, E................        Panama              71,000        1,668,500
Bank One Corp. .............................................    United States           96,400        3,090,825
Banknorth Group Inc. .......................................    United States           70,800        1,893,900
*Boston Private Financial Holdings Inc. ....................    United States          451,200        3,835,200
Chase Manhattan Corp. ......................................    United States           34,100        2,649,144
Chittenden Corp. ...........................................    United States           95,989        2,843,674
*Civic Bancorp. ............................................    United States           65,994        1,022,907
Cullen/Frost Bankers Inc. ..................................    United States           55,000        1,416,250
Financial Institutions Inc. ................................    United States           64,468          781,675
*First Community Bank of Desert.............................    United States          225,142          970,925
First Security Corp. .......................................    United States           40,000        1,021,250
Firstar Corp. ..............................................    United States           71,300        1,506,212
*Imperial Bancorp. .........................................    United States           71,616        1,727,736
M & T Bank Corp. ...........................................    United States            7,700        3,189,725
National City Corp. ........................................    United States          107,500        2,546,406
+Pacific Bank NA............................................    United States          531,462       14,714,854
Pacific Century Financial Corp. ............................    United States           75,000        1,401,563
Prime Bancshares Inc. ......................................    United States           56,600        1,358,400
+Professional Bancorp Inc. .................................    United States          171,216        1,241,316
Prosperity Bancshares Inc. .................................    United States          180,400        2,886,400
+Rancho Santa Fe National Bank..............................    United States          347,223        5,381,957
*Southwest Bancorp of Texas.................................    United States           43,900          869,768
Sovereign Bancorp Inc. .....................................    United States        1,022,000        7,617,094
(R)+*State National Bancshares Inc. ........................    United States          507,936        7,619,040
Sterling Bancshares Inc. ...................................    United States           74,500          833,469
TCF Financial Corp. ........................................    United States          239,200        5,950,100
Texas Regional Bancshares Inc., A...........................    United States           73,400        2,128,600
U.S. Bancorp. ..............................................    United States          674,630       16,064,627
Union Bank of Norway, 144A..................................        Norway             119,000        2,762,779
+Warren Bancorp Inc. .......................................    United States          405,300        3,039,750
Zions Bancorp. .............................................    United States           36,690        2,171,589
*Zions Bancorp., wts., 1/01/03..............................    United States            3,669          117,142
                                                                                                   ------------
                                                                                                    109,312,810
                                                                                                   ------------
FINANCIAL SERVICES 35.8%
Baker Fentress & Co. .......................................    United States          205,329        2,913,105
Bay View Capital Corp. .....................................    United States          441,919        6,269,726
*Blackrock Inc. ............................................    United States           50,000          859,375
+Broadway Financial Corp. ..................................    United States           56,662          272,686
Capital One Financial Corp. ................................    United States           55,000        2,650,313
CIT Group Inc., A...........................................    United States           90,330        1,908,221
Commercial Federal Corp. ...................................    United States          482,700        8,598,094
Community First Bankshares Inc. ............................    United States          116,600        1,836,450
Dime Bancorp Inc. ..........................................    United States           65,000          983,125
Espirito Santo Financial Group SA, ADR......................       Portugal             81,000        1,275,750

MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                   COUNTRY           SHARES           VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FINANCIAL SERVICES (CONT.)
Finova Group Inc. ..........................................    United States          120,200     $  4,267,100
First Essex Bancorp Inc. ...................................    United States          209,300        3,008,687
Greenpoint Financial Corp. .................................    United States          401,686        9,565,148
Heller Financial Inc. ......................................    United States          226,236        4,538,860
Household International Inc. ...............................    United States          166,070        6,186,107
Investors Group Inc. .......................................        Canada             171,900        2,449,091
Irish Life & Permanent PLC..................................    Irish Republic          78,600          755,806
Lehman Brothers Holdings Inc. ..............................    United States            8,500          719,844
Liberty Financial Cos. Inc. ................................    United States           71,400        1,637,738
Metris Cos. Inc. ...........................................    United States          208,400        7,437,275
*MFN Financial Corp. .......................................    United States           54,677          355,400
Nationwide Financial Services Inc., A.......................    United States           50,000        1,396,875
PMI Group Inc. .............................................    United States           85,150        4,156,384
Providian Financial Corp. ..................................    United States           30,000        2,731,875
(R)+*Superior Financial Corp. ..............................    United States          737,000        8,199,125
United Asset Management Corp. ..............................    United States          530,500        9,847,406
West Coast Bancorp. ........................................    United States          114,963        1,552,000
Wilmington Trust Corp. .....................................    United States           37,900        1,828,675
                                                                                                   ------------
                                                                                                     98,200,241
                                                                                                   ------------
INSURANCE 12.4%
Allmerica Financial Corp. ..................................    United States           82,400        4,583,500
Enhance Financial Services Group Inc. ......................    United States          200,600        3,259,750
Horace Mann Educators Corp. ................................    United States          107,100        2,101,837
Jefferson-Pilot Corp. ......................................    United States           46,000        3,139,500
LandAmerica Financial Group Inc. ...........................    United States           47,700          876,488
Lincoln National Corp. .....................................    United States           13,600          544,000
MBIA Inc. ..................................................    United States           42,600        2,249,813
Old Republic International Corp. ...........................    United States           42,700          581,787
Presidential Life Corp. ....................................    United States           47,500          872,812
Radian Group Inc. ..........................................    United States          107,091        5,113,595
ReliaStar Financial Corp. ..................................    United States           15,000          587,812
Renaissance Holdings Ltd. ..................................       Bermuda              49,600        2,027,400
Travelers Property Casualty Corp., A........................    United States           53,000        1,815,250
*Triad Guaranty Inc. .......................................    United States          116,586        2,652,331
W. R. Berkley Corp. ........................................    United States           52,400        1,093,850
XL Capital Ltd., A..........................................       Bermuda              51,000        2,645,625
                                                                                                   ------------
                                                                                                     34,145,350
                                                                                                   ------------
MULTI-INDUSTRY .8%
Kansas City Southern Industries Inc. .......................    United States           28,200        2,104,425
                                                                                                   ------------
REAL ESTATE .1%
*Consolidated Tomoka Land Co. ..............................    United States           26,304          335,376
                                                                                                   ------------
TOTAL COMMON STOCKS (COST $235,397,787).....................                                        244,098,202
                                                                                                   ------------

MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                   PRINCIPAL
                                                                   COUNTRY          AMOUNT**          VALUE
---------------------------------------------------------------------------------------------------------------
CORPORATE BONDS 1.4%
Matrix Bancorp Inc., 11.50%, 9/30/04........................    United States     $  2,200,000     $  2,257,750
MFN Financial Corp.:
  Series A, 10.00%, 3/23/01.................................    United States          192,407          185,673
  Series B, FRN, 10.676%, 3/23/01...........................    United States          337,407          327,285
(R)Source Capital Corp., 7.50%, 3/01/08.....................    United States        1,400,000        1,172,500
                                                                                                   ------------
TOTAL CORPORATE BONDS (COST $4,066,929)                                                               3,943,208
                                                                                                   ------------
GOVERNMENT AGENCIES 7.9%
Fannie Mae, 5.55% to 5.63% with maturities to 12/05/00......    United States        9,500,000        9,114,292
Federal Home Loan Bank, 4.55% to 5.59% with maturities to
  5/17/00...................................................    United States        1,500,000        1,489,317
Federal Home Loan Mortgage Corp., 5.28% to 5.62% with
  maturities
to 9/01/00..................................................    United States       11,487,000       11,120,336
                                                                                                   ------------
TOTAL GOVERNMENT AGENCIES (COST $21,741,492)................                                         21,723,945
                                                                                                   ------------
TOTAL INVESTMENTS (COST $261,206,208) 98.2%.................                                        269,765,355
SECURITIES SOLD SHORT (.3%).................................                                           (812,794)
NET EQUITY IN FORWARD CONTRACTS .1%.........................                                            148,814
OTHER ASSETS, LESS LIABILTIES 2.0%..........................                                          5,588,176
                                                                                                   ------------
TOTAL NET ASSETS 100.0%.....................................                                       $274,689,551
                                                                                                   ============
SECURITIES SOLD SHORT (PROCEEDS $803,714)
ISSUER                                                             COUNTRY           SHARES           VALUE
---------------------------------------------------------------------------------------------------------------
Wells Fargo Co. ............................................    United States           20,100     $    812,794
                                                                                                   ============

*Non-income producing.
**Securities denominated in U.S. dollars.
(R)Restricted Securities (See note 6).
+Affiliated Issuers (See note 7).
                       See Notes to Financial Statements.
 16

MUTUAL FINANCIAL SERVICES FUND
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

Assets:
 Investments in securities, at value:
  Unaffiliated issuers (cost $224,808,427)..................    $229,296,627
  Non controlled affiliates (cost $36,397,781)..............      40,468,728    $269,765,355
                                                                ------------
 Cash.......................................................                       1,732,042
 Receivables:
  Investment securities sold................................                       5,816,556
  Capital shares sold.......................................                         638,057
  Dividends and interest....................................                         631,880
 Unrealized gain on forward exchange contracts (Note 8).....                         419,976
 Deposits with broker for securities sold short.............                         952,995
                                                                                ------------
      Total assets..........................................                     279,956,861
                                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................                       2,039,376
  Capital shares redeemed...................................                       1,520,992
  To affiliates.............................................                         531,227
 Securities sold short, at value (proceeds $803,714)........                         812,794
 Unrealized loss on forward exchange contracts (Note 8).....                         271,162
 Accrued expenses...........................................                          91,759
                                                                                ------------
      Total liabilities.....................................                       5,267,310
                                                                                ------------
Net assets, at value........................................                    $274,689,551
                                                                                ============
Net assets consist of:
 Undistributed net investment income........................                    $     72,102
 Net unrealized appreciation................................                       8,698,881
 Accumulated net realized gain..............................                       4,472,381
 Capital shares.............................................                     261,446,187
                                                                                ------------
Net assets, at value........................................                    $274,689,551
                                                                                ============

MUTUAL FINANCIAL SERVICES FUND
Financial Statements (continued)
STATEMENT OF ASSETS AND LIABILITIES (CONT.)

DECEMBER 31, 1999

CLASS Z:
 Net asset value and maximum offering price per share ($76,916,178 /
  5,894,636 shares outstanding).............................................          $13.05
                                                                                ============
CLASS A:
 Net asset value per share ($107,935,418 / 8,257,567 shares outstanding)....          $13.07
                                                                                ============
 Maximum offering price per share ($13.07 / 94.25%).........................          $13.87
                                                                                ============
CLASS B:
 Net asset value and maximum offering price per share ($1,064,620 / 81,879
  shares outstanding)*......................................................          $13.00
                                                                                ============
CLASS C:
 Net asset value per share ($88,773,335 / 6,801,123 shares outstanding)*....          $13.05
                                                                                ============
 Maximum offering price per share ($13.05 / 99.00%).........................          $13.18
                                                                                ============

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
 18

MUTUAL FINANCIAL SERVICES FUND
Financial Statements (continued)
STATEMENT OF OPERATIONS
DECEMBER 31, 1999

Investment Income:
 (net of foreign taxes of $70,736)
 Dividends..................................................    $ 5,367,725
 Interest...................................................      2,255,010
                                                                -----------
      Total investment income...............................                   $  7,622,735
                                                                               ------------
Expenses:
 Management fees (Note 3)...................................      2,719,136
 Administrative fees (Note 3)...............................        263,232
 Distribution fees (Note 3)
  Class A...................................................        451,396
  Class B...................................................          4,724
  Class C...................................................      1,067,253
 Transfer agent fees (Note 3)...............................        797,900
 Custodian fees.............................................          9,400
 Reports to shareholders....................................        170,000
 Registration and filing fees...............................            500
 Professional fees..........................................         38,700
 Directors' fees and expenses...............................         11,700
 Dividends for securities sold short........................         66,291
 Other......................................................          9,454
                                                                -----------
      Total expenses........................................                      5,609,686
      Expenses waived / paid by affiliate (Note 3)..........                       (438,216)
                                                                               ------------
          Net expenses......................................                      5,171,470
                                                                               ------------
            Net investment income...........................                      2,451,265
                                                                               ------------
Realized and unrealized gains:
 Net realized gain from:
  Investments...............................................      6,275,556
  Foreign currency transactions.............................        452,242
  Short sale transactions...................................      3,813,781
                                                                -----------
      Net realized gain.....................................                     10,541,579
Net unrealized appreciation on:
   Investments..............................................      1,180,563
   Translation of assets and liabilities denominated in
     foreign currencies.....................................      1,330,360
                                                                -----------
      Net unrealized appreciation...........................                      2,510,923
                                                                               ------------
Net realized and unrealized gain............................                     13,052,502
                                                                               ------------
Net increase in net assets resulting from operations........                   $ 15,503,767
                                                                               ============

                       See Notes to Financial Statements.

MUTUAL FINANCIAL SERVICES FUND
Financial Statements (continued)
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                    1999                1998
                                                                --------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $   2,451,265       $  6,659,411
  Net realized gain (loss) from investments and foreign
   currency transactions....................................       10,541,579         (1,674,796)
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................        2,510,923        (10,675,258)
                                                                --------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................       15,503,767         (5,690,643)

 Distributions to shareholders from:
  Net investment income:
   Class Z..................................................       (1,205,105)        (2,372,985)
   Class A..................................................       (1,195,910)        (1,942,133)
   Class B..................................................           (6,371)                --
   Class C..................................................         (307,658)          (823,564)
  Net realized gains:
   Class Z..................................................       (1,295,892)        (1,988,317)
   Class A..................................................       (1,804,345)        (1,546,395)
   Class B..................................................          (16,201)                --
   Class C..................................................       (1,500,239)        (1,039,797)
  Capital share transactions (Note 2):
   Class Z..................................................      (68,514,713)         8,045,868
   Class A..................................................      (60,151,254)        94,697,681
   Class B..................................................        1,104,650                 --
   Class C..................................................      (41,758,899)        90,692,510
                                                                --------------------------------
    Net increase (decrease) in net assets...................     (161,148,170)       178,032,225

Net assets:
 Beginning of year..........................................      435,837,721        257,805,496
                                                                --------------------------------
 End of year................................................    $ 274,689,551       $435,837,721
                                                                ================================

Undistributed net investment income included in net assets:
 End of year................................................    $      72,102       $    662,433
                                                                ================================

                       See Notes to Financial Statements.
 20

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Financial Services Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation by investing at least 65% of its assets in securities issued by companies in the financial services industry. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

c. SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS
(CONT.)
Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

d. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

e. OPTION CONTRACTS:

Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

f. SECURITIES SOLD SHORT:

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund must also maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

g. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (continued)

2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C shares. Effective January 1, 1999, Class I and Class II shares were renamed Class A and Class C shares, respectively, and a fourth class of shares, Class B was established. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class, and the exchange privilege of each.

At December 31, 1999, there were 500 million shares authorized ($0.001 par value) of which 200 million, 100 million, 100 million, and 100 million were designated as Class Z, Class A, Class B, and Class C shares, respectively. Transactions in the Fund's shares were as follows:

                                                                               YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------------------
                                                                      1999                                1998
                                                           ---------------------------------------------------------------
                                                             SHARES         AMOUNT              SHARES          AMOUNT
                                                           ---------------------------------------------------------------
CLASS Z:
Shares sold..............................................   1,500,207    $ 20,309,447          15,667,428    $ 213,263,852
Shares issued on reinvestment of distributions...........     180,539       2,351,572             304,189        4,142,921
Shares Redeemed..........................................  (6,923,737)    (91,175,732)        (15,948,655)    (209,360,905)
                                                           ---------------------------------------------------------------
Net increase (decrease)..................................  (5,242,991)   $(68,514,713)             22,962    $   8,045,868
                                                           ===============================================================

                                                                               YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------------------
                                                                       1999                               1998
                                                            --------------------------------------------------------------
                                                              SHARES         AMOUNT              SHARES         AMOUNT
                                                            --------------------------------------------------------------
CLASS A:
Shares sold...............................................   2,330,975    $ 31,882,857         15,112,548    $ 208,570,095
Shares issued on reinvestment of distributions............     214,398       2,794,234            238,174        3,224,346
Shares redeemed...........................................  (7,111,825)    (94,828,345)        (8,903,051)    (117,096,760)
                                                            --------------------------------------------------------------
Net increase (decrease)...................................  (4,566,452)   $(60,151,254)         6,447,671    $  94,697,681
                                                            ==============================================================

                                                                    YEAR ENDED
                                                                DECEMBER 31, 1999+
                                                            --------------------------
CLASS B:
Shares sold...............................................      81,880    $  1,105,837
Shares issued on reinvestment of distributions............       1,614          20,760
Shares redeemed...........................................      (1,615)        (21,947)
                                                            --------------------------
Net increase..............................................      81,879    $  1,104,650
                                                            ==========================

+Effective date of Class B shares was January 1, 1999.

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (continued)

2. CAPITAL STOCK (CONT.)

                                                                               YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------------------
                                                                       1999                               1998
                                                            --------------------------------------------------------------
                                                              SHARES         AMOUNT              SHARES         AMOUNT
                                                            --------------------------------------------------------------
CLASS C:
Shares sold...............................................     889,788    $ 11,927,663          8,626,732    $ 117,975,100
Shares issued on reinvestment of distributions............     130,019       1,687,741            127,437        1,745,319
Shares redeemed...........................................  (4,170,705)    (55,374,303)        (2,326,399)     (29,027,909)
                                                            --------------------------------------------------------------
Net increase (decrease)...................................  (3,150,898)   $(41,758,899)         6,427,770    $  90,692,510
                                                            ==============================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers and/or directors of Franklin Mutual Advisers, Inc. (Franklin Mutual) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, Inc. (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors) are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of .80% per year of the average daily net assets of the Fund. Franklin Mutual agreed in advance to reduce fees to the extent necessary to limit total expenses to an annual rate of 1.00%, 1.35%, 2.00%, and 2.00% of the average daily net assets of Class Z, Class A, Class B, and Class C shares, respectively, through August 19, 1999.

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregated average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million up to and including $700 million
0.10%         Over $700 million up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to .35% , 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C shares, respectively. Distributors received net commissions from sales of those shares and received contingent deferred sales charges for the year of $69,400 and $241,771, respectively.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (continued)

4. INCOME TAXES (CONT.)
At December 31, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $261,526,430 was as follows:

Unrealized appreciation.....................................  $ 30,432,865
Unrealized depreciation.....................................   (22,193,940)
                                                              ------------
Net unrealized appreciation.................................  $  8,238,925
                                                              ============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 aggregated $252,180,890 and $380,507,354 respectively.

6. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at December 31, 1999 are as follows:

NUMBER OF SHARES OR                                                                    ACQUISITION
 PRINCIPAL AMOUNT                                ISSUER                                   DATE            VALUE
------------------------------------------------------------------------------------------------------------------
     1,400,000        Source Capital Corp., cvt., 7.50%, 3/01/08..................       2/06/98       $ 1,172,500
       507,936        State National Bancshares Inc...............................       6/08/98         7,619,040
       737,000        Superior Financial Corp. ...................................       3/27/98         8,199,125
                                                                                                       -----------
TOTAL RESTRICTED SECURITIES (COST $16,001,326) (6.19% OF NET ASSETS)..............                     $16,990,665
                                                                                                       ===========

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (continued)

7. INVESTMENT IN AFFILIATES

The Investment Company Act of 1940 defines "affiliated persons" to include any persons, such as the Fund, that owns 5% or more of the outstanding voting securities of another person. Investments in "affiliated persons" at December 31, 1999, were $40,468,728. For the year ended December 31, 1999, dividend income from "affiliated persons" was $576,425 and net realized losses from disposition of "affiliated persons" were $2,861,484.

                                  NUMBER OF                                NUMBER OF
                                 SHARES HELD      GROSS       GROSS       SHARES HELD        VALUE       DIVIDEND INCOME
        NAME OF ISSUER          DEC. 31, 1998   ADDITIONS   REDUCTIONS   DEC. 31, 1999   DEC. 31, 1999   1/1/99-12/31/99
------------------------------------------------------------------------------------------------------------------------
NON CONTROLLED AFFILIATES
Broadway Financial Corp.......      56,662            --           --        56,662       $   272,686       $ 11,332
Civic BanCorp.................     263,709        13,185     (210,900)       65,994                **             --
Cowlitz Bancorporation........     192,100        43,050     (235,150)           --                **         11,659
Financial Institutions Inc....          --        80,000      (15,532)       64,468                **             --
Gateway American Bank of
 Florida......................     225,000            --     (225,000)           --                **             --
Pacific Bank NA...............     266,231       266,231       (1,000)      531,462        14,714,854        170,068
Pointe Financial Corp.........     122,500         3,500     (126,000)           --                **          6,275
Professional Bancorp Inc......     155,616        15,600           --       171,216         1,241,316          7,781
Rancho Sante Fe National
 Bank.........................     347,223            --           --       347,223         5,381,957        104,167
State National Bancshares
 Inc..........................     285,714       222,222           --       507,936         7,619,040             --
Superior Financial Corp.......     550,000       204,000      (17,000)      737,000         8,199,125             --
UnionBancorp Inc..............     220,100            --     (220,100)           --                **          8,804
Warren Bancorp................     230,300       185,000      (10,000)      405,300         3,039,750        256,339
                                                                                         -------------------------------
TOTAL NON CONTROLLED
 AFFILIATES                                                                               $40,468,728       $576,425
                                                                                         ===============================

                                 REALIZED
                                  CAPITAL
        NAME OF ISSUER           GAIN/LOSS
NON CONTROLLED AFFILIATES
Broadway Financial Corp.......           --
Civic BanCorp.................  $  (164,346)
Cowlitz Bancorporation........   (1,446,178)
Financial Institutions Inc....       (1,569)
Gateway American Bank of
 Florida......................       55,927
Pacific Bank NA...............       13,147
Pointe Financial Corp.........     (434,075)
Professional Bancorp Inc......           --
Rancho Sante Fe National
 Bank.........................           --
State National Bancshares
 Inc..........................           --
Superior Financial Corp.......       23,681
UnionBancorp Inc..............     (907,187)
Warren Bancorp................         (884)
TOTAL NON CONTROLLED
 AFFILIATES                     $(2,861,484)

**As of December 31, 1999, no longer an affiliate.

8. FINANCIAL INSTRUMENTS

The Fund has been a party to financial instruments with off-balance sheet risk, primarily forward exchange contracts in order to minimize the impact on the Fund from adverse changes in the relationship between the functional currency and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (continued)

8. FINANCIAL INSTRUMENTS (CONT.)
As of December 31, 1999, the Fund had the following forward exchange contracts outstanding:

                                                                                      IN           SETTLEMENT     UNREALIZED
CONTRACTS TO BUY:                                                                EXCHANGE FOR         DATE        GAIN /LOSS
                                                                                    --------------------------------------
  ------------
     5,100,337       Norwegian Krone........................................    U.S.$   634,696     3/10/00      U.S.$   2,109
     8,500,000       Japanese Yen...........................................             83,407     3/24/00                919
       500,000       European Unit..........................................            505,900     4/12/00              1,313
                                                                                      ---------                       --------
                                                                                U.S.$ 1,224,003                          4,341
                                                                                      =========                       ========
CONTRACTS TO SELL:
------------------
     4,787,512       European Unit..........................................     U.S.$5,013,458     1/19/00            186,359
    28,459,930       Norwegian Krone........................................          3,664,447     3/10/00            111,065
     2,400,000       European Unit..........................................          2,550,302     4/12/00            115,678
     1,690,179       European Unit..........................................          1,725,335     6/19/00              2,533
                                                                                      ---------                       --------
                                                                                U.S.$12,953,542                        415,635
                                                                                      =========                       --------
        Unrealized gain on forward exchange contracts                                                                  419,976
                                                                                                                      --------
CONTRACTS TO BUY:
------------
     4,745,947       European Unit..........................................    U.S.$ 4,996,082     1/19/00           (210,892)
     2,400,000       Norwegian Krone........................................            308,650     3/10/00             (8,996)
    23,417,265       Japanese Yen...........................................            232,568     3/24/00               (251)
       976,122       European Unit..........................................            997,304     4/12/00             (7,100)
                                                                                      ---------                       --------
                                                                                U.S.$ 6,534,604                       (227,239)
                                                                                      =========                       ========
CONTRACTS TO SELL:
------------------
        96,257       British Pounds.........................................    U.S.$   155,077     1/20/00               (500)
     2,802,710       Canadian Dollars.......................................          1,907,644     1/31/00            (32,196)
       338,702       British Pounds.........................................            545,630     2/17/00             (1,807)
    31,918,315       Japanese Yen...........................................            307,233     3/24/00             (9,420)
                                                                                      ---------                      ---------
                                                                                U.S.$ 2,915,584                        (43,923)
                                                                                      =========                      ---------
        Unrealized loss on forward exchange contracts.......................                                          (271,162)
                                                                                                                     ---------
          Net unrealized gain on forward exchange contracts.................                                     U.S.$ 148,814
                                                                                                                     =========

9. CREDIT FACILITY

Certain Franklin Templeton Funds, including Mutual Financial Services Fund, are participants in a $750 million senior unsecured credit agreement for temporary borrowing purposes. The termination date of the agreement is March 1, 2000. Interest is calculated on the Fund's borrowings at market rates. At December 31, 1999, the Fund had not utilized this credit facility.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS
To the Board of Directors of Franklin Mutual Series Fund Inc. and Shareholders of Mutual Financial Services Fund

We have audited the accompanying statement of assets and liabilities of Mutual Financial Services Fund, a portfolio of Franklin Mutual Series Fund Inc. ("Fund"), including the statement of investments, as of December 31, 1999, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers, or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual Financial Services Fund, a portfolio of Franklin Mutual Series Fund Inc., at December 31, 1999, the results of its operations for the year then ended, and the changes in net assets and its financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                           [ERNST & YOUNG LLP SIGNATURE]

Boston, Massachusetts
January 28, 2000

FRANKLIN MUTUAL SERIES FUND, INC.
MUTUAL FINANCIAL SERVICES FUND
Tax Designation

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 68.62% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1999.

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

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

                      This page intentionally left blank.

LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP


GLOBAL GROWTH

Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton International Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund


GLOBAL GROWTH AND INCOME

Franklin Global Utilities Fund*
Mutual European Fund
Templeton Global Bond Fund


GLOBAL INCOME

Franklin Global Government Income Fund
Franklin Templeton Global Currency Fund
Franklin Templeton Hard Currency Fund


GROWTH

Franklin Aggressive Growth Fund
Franklin Biotechnology Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap Growth Fund


GROWTH AND INCOME

Franklin Asset Allocation Fund
Franklin Balance Sheet Investment Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund(6)
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Utilities Fund
Franklin Value Fund Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund


FUND ALLOCATOR SERIES

Franklin Templeton Conservative Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton Growth Target Fund


INCOME

Franklin Adjustable U.S. Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Short-Intermediate U.S. Government Securities Fund
Franklin Strategic Income Fund
Franklin U.S. Government Securities Fund
Franklin Federal Money Fund(1)
Franklin Money Fund(1)


TAX-FREE INCOME

Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund(1)


STATE-SPECIFIC TAX-FREE INCOME

Alabama
Arizona(2)
California(2)
Colorado
Connecticut
Florida(2)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(3)
Michigan(3)
Minnesota(3)
Missouri
New Jersey
New York(2)
North Carolina
Ohio(3)
Oregon
Pennsylvania
Tennessee(4)
Texas
Virginia


VARIABLE ANNUITIES(5)

Franklin(R) Valuemark(R)
Franklin Templeton Valuemark Income Plus (an immediate annuity)



*Effective November 15, 1999, the fund was renamed Franklin Global Communications Fund.

1. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

2. Two or more fund options available: long-term portfolio; portfolio of insured securities; high yield portfolio (CA); intermediate-term and money market portfolios (CA and NY).

3. Portfolio of insured municipal securities.

4. The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

5. Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by USAllianz Investor Services, LLC. Franklin Templeton Variable Insurance Products Trust, formerly Franklin Valuemark Funds, is managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

6. Franklin MicroCap Value Fund has reopened to new investors.

                                                                           01/00

                                   Bulk Rate
                                   U.S. Postage
                                   PAID
                                   So. San Francisco, CA
                                   Permit No. 655


[FRANKLIN TEMPLETON LOGO]
MUTUAL FINANCIAL SERVICES FUND
777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777


ANNUAL REPORT

CHAIRMAN OF THE BOARD
Michael F. Price

OFFICERS

Peter A. Langerman
Robert L. Friedman
Jeffrey Altman
Raymond Garea
David E. Marcus
Lawrence Sondike
David J. Winters

AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

INVESTMENT MANAGER

Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
www.franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)

This report must be preceded or accompanied by the current Mutual Financial Services Fund prospectus, which contains more complete information including risk factors, charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.





479 A99 02/00


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